Exhibit 4.2

ASTRAZENECA PLC

OFFICERS’ CERTIFICATE

In connection with the issuance of the 3.500% Notes due 2023 (the “2023 Notes”), the Floating Rate Notes due 2023 (the “Floating Rate Notes”), the 4.000% Notes due 2029 (the “2029 Notes”) and the 4.375% Notes due 2048 (the “2048 Notes”, together with the 2023 Notes and the 2029 Notes, the “Fixed Rate Notes”, and collectively with the Floating Rate Notes, the “Notes” or the “Securities”) of AstraZeneca PLC (the “Issuer”) pursuant to the Indenture, dated as of April 1, 2004 (the “Indenture”), between the Issuer and The Bank of New York Mellon as successor Trustee (section references herein being to the Indenture), and pursuant to the authorization of the Board of Directors of the Issuer at its meetings held on May 17, 2018 and May 18, 2018 and the authorisation of the Issuer’s Issuance Committee by written resolution dated July 13, 2018, the undersigned hereby confirms that, to the extent not otherwise provided for in the Indenture, the following forms, terms and conditions of the Notes were established as required pursuant to Section 2.01 and Section 2.08 of the Indenture:

Title of Notes	3.500% Notes due 2023 Floating Rate Notes due 2023 4.000% Notes due 2029 4.375% Notes due 2048

Initial Aggregate Principal Amount of Notes	2023 Notes: US$850,000,000 Floating Rate Notes: US$400,000,000 2029 Notes: US$1,000,000,000 2048 Notes: US$750,000,000

Price to Public	2023 Notes: 99.673% of the Principal Amount per 2023 Note, plus accrued interest, if any, from August 17, 2018

Floating Rate Notes: 100.000% of the Principal Amount per Floating Rate Note, plus accrued interest, if any, from August 17, 2018

2029 Notes: 99.590% of the Principal Amount per 2029 Note, plus accrued interest, if any, from August 17, 2018

2048 Notes: 98.944% of the Principal Amount per 2048 Note, plus accrued interest, if any, from August 17, 2018

Issue Date	2023 Notes: August 17, 2018 Floating Rate Notes: August 17, 2018 2029 Notes: August 17, 2018 2048 Notes: August 17, 2018

Form of Notes	The Notes will be issued in the form of global notes that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the closing date. Seven global notes will be issued to DTC, which will be executed and delivered in substantially the form of Notes set forth in Exhibits A, B, C and D hereto. In certain circumstances described in the Indenture, Notes may be issued in definitive form.

Maturity	2023 Notes: August 17, 2023 Floating Rate Notes: August 17, 2023 2029 Notes: January 17, 2029 2048 Notes: August 17, 2048

Interest Rate for Fixed Rate Notes	2023 Notes: 3.500% per annum, accruing from August 17, 2018 2029 Notes: 4.000% per annum, accruing from August 17, 2018 2048 Notes: 4.375% per annum, accruing from August 17, 2018

Interest Periods for Fixed Rate Notes	The first interest period for the Fixed Rate Notes will be the period from and including the original issue date to but excluding the first Fixed Rate Interest Payment Date (as defined below). Thereafter, the interest periods for the Fixed Rate Notes will be the periods from and including the Fixed Rate Interest Payment Dates to but excluding the immediately succeeding Fixed Rate Interest Payment Date (together with the first interest period, each a “Fixed Rate Interest Period”). The final Fixed Rate Interest Period will be the period from and including the Fixed Rate Interest Payment Date immediately preceding the maturity date to the maturity date, or the redemption date.

Interest Rate for Floating Rate Notes

The interest rate for the Floating Rate Notes for the first interest period will be LIBOR (as defined below) as determined on August 15, 2018 plus the Spread (as defined below). Thereafter, the interest rate for any Floating Rate Interest Period (as defined below) will be LIBOR as determined on the applicable Interest Determination Date (as defined below) plus the Spread.

“LIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of US dollars having a maturity of three months that appears on the Bloomberg Screen BBAL display page, or any successor page, on Bloomberg or any successor service (or any such other service(s) as may be nominated by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so) (the “Designated LIBOR Page”).

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in US dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the calculation agent, after consultation with the Issuer, for a term of three months and in a principal amount equal to an amount that in the judgment of the calculation agent is representative for a single transaction in US dollars in such market at such time (a “Representative Amount”). The calculation agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the calculation agent, after consultation with the Issuer, for loans in US dollars to leading European banks, for a term of three months and in a Representative Amount; provided, however, that if the banks so selected are not quoting as mentioned above, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date, or in the case of the initial Interest Determination Date, the First Interest Rate.

Notwithstanding the above, if the Issuer determines on or prior to the relevant Interest Determination Date, after consultation with an independent financial advisor selected by the Issuer in its sole discretion, that LIBOR has ceased to be calculated or administered or is no longer viewed as an acceptable benchmark rate in accordance with accepted market practice for debt obligations such as the Floating Rate Notes, then the Issuer will appoint in its sole discretion an independent financial advisor (the “IFA”) to determine whether there is a substitute or successor base rate to LIBOR that is consistent with accepted market practice for debt obligations such as the Floating Rate Notes (the “Alternative Rate”). If the IFA determines that there is an Alternative Rate, for each future Interest Determination Date, the calculation agent shall use such Alternative Rate as a substitute for LIBOR in calculating the interest rate on the Floating Rate Notes. As part of such substitution, the calculation agent will make such adjustments to the Alternative Rate or the Spread thereon, as well as the business day convention, Interest Determination Dates, Interest Reset Dates and related provisions and definitions (“Adjustments”), in each case that are consistent with accepted market practice for the use of such Alternative Rate, all as determined and directed by the IFA; provided, however, that the calculation agent shall not be required to implement any such Adjustments that affects its own rights, duties or immunities under the Indenture, the Calculation Agency Agreement or otherwise. If the IFA determines that there is no such Alternative Rate as provided above, LIBOR will be equal to the rate of interest in effect with respect to the immediately preceding Interest Determination Date or, in the case of the initial Interest Determination Date, the rate of interest will be equal to the First Interest Rate.

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by law.

“Spread” means 66.5 basis points.

Interest Determination Dates for Floating Rate Notes	Interest on the Floating Rate Notes will be determined two London business days prior to each Interest Reset Date. LIBOR for the first Floating Rate Interest Period was determined on August 15, 2018.

Interest Reset Dates for Floating Rate Notes	Interest on the Floating Rate Notes will have Interest Reset Dates of February 17, May 17, August 17 and November 17 of each year, commencing November 17, 2018.

Interest Periods for Floating Rate Notes	The first interest period for the Floating Rate Notes will be the period from and including the original issue date to but excluding the immediately succeeding Interest Reset Date. Thereafter, the interest periods for the Floating Rate Notes will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date (together with the first interest period, each a “Floating Rate Interest Period”). However, the final Floating Rate Interest Period will be the period from and including the Interest Reset Date immediately preceding the maturity date to the maturity date or the redemption date.

Interest Payment Dates

Fixed Rate Notes: Interest on the 2023 Notes shall be payable semi-annually in arrears on February 17 and August 17, commencing February 17, 2019 (each, a “2023 Fixed Rate Interest Payment Date”).

Interest on the 2029 Notes shall be payable semi-annually in arrears on January 17 and July 17, commencing January 17, 2019 (each, a “2029 Fixed Rate Interest Payment Date”).

Interest on the 2048 Notes shall be payable semi-annually in arrears on February 17 and August 17, commencing February 17, 2019 (each, a “2048 Fixed Rate Interest Payment Date”, and together with each 2023 Fixed Rate Interest Payment Date and 2029 Fixed Rate Interest Payment Date, each a “Fixed Rate Interest Payment Date”).

Notwithstanding the above, if a Fixed Rate Interest Payment Date would fall on a day that is not a business day (as defined below), the Fixed Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless the issuer fails to make payment on such date.

Floating Rate Notes: Interest on the Floating Rate Notes will be paid quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing November 17, 2018 (each, a “Floating Rate Interest Payment Date”).

Notwithstanding the above, if a Floating Rate Interest Payment Date would fall on a day that is not a business day, the Floating Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Interest Payment Date will be the immediately preceding business day. In each such case, except for the Floating Rate Interest Payment Date falling on the maturity date, the Floating Rate Interest Periods and the Interest Reset Dates will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.

Regular Record Dates for Interest	Interest shall be paid to the holder in whose name the Notes are registered at the close of business on the 15th calendar day preceding each Fixed Rate Interest Payment Date or Floating Rate Interest Payment Date, as the case may be, whether or not such day is a business day.

Business day	Any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

London business day	A day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Place of Payment, Registration of Transfer and Exchange, Paying Agent, Calculation Agent	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Trustee	The Bank of New York Mellon

Notice and Demands to Issuer	1 Francis Crick Avenue Cambridge Biomedical Campus Cambridge CB2 0AA England, United Kingdom Attn: The Company Secretary

Redemption Provisions:

Optional Tax Redemption for any series of Notes	Optional, in whole but not in part, at the option of the Issuer, at any time in accordance with the terms set forth in the relevant form of Notes set forth in Exhibits A, B, C and D hereto. The Issuer may not otherwise redeem the Floating Rate Notes prior to maturity.

Optional Redemption for any series of Fixed Rate Notes	Optional, in whole or in part, from time to time as follows: (i) prior to the Par Call Date (as set forth below), at a redemption price equal to the greater of (A) 100% of the principal amount of the Fixed Rate Notes to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Fixed Rate Notes to be redeemed (assuming for this purpose that such series of Notes matured on the applicable Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Make Whole Spread (as set forth below) and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus, in each case, accrued interest thereon to but excluding the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Notes (assuming for this purpose that such series of Fixed Rate Notes matured on the applicable Par Call Date).

“Comparable Treasury Price” means, with respect to any

redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors or affiliates; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Make-Whole Spread” means, with respect to, (i) the 2023 Notes, 15 basis points, (ii) the 2029 Notes, 20 basis points and (iii) the 2048 Notes, 25 basis points.

“Par Call Date” means, with respect to, (i) the 2023 Notes, July 17, 2023, (ii) the 2029 Notes, October 17, 2028 and (iii) the 2048 Notes, February 17, 2048.

Redemption Notices	Notice of any redemption will be given to DTC at least 15 days but not more than 30 days prior to the redemption date to the Holders. Unless the Issuer defaults in payment of the Redemption Price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Defeasance and Discharge of the Notes (Section 9.03)	Applicable.

Sinking Fund	None.

Additional Amounts	Pursuant to the relevant form of Notes set forth in Exhibits A, B, C and D hereto, the Issuer may, subject to certain exceptions, be obligated to pay additional amounts.

Other Terms of the Notes	The other terms of the Notes shall be substantially as set forth in the Indenture, the relevant form of Notes attached hereto as Exhibits A, B, C and D, the Prospectus dated November 22, 2016 (the “Prospectus”) relating to the Notes and the Prospectus Supplement dated August 14, 2018 to the Prospectus.

Each of the undersigned hereby certifies that:

1.       He has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s authentication and delivery of the Securities and the definitions in the Indenture relating thereto.

2.       He has examined the resolutions of the Board of Directors and the Issuance Committee of the Issuer adopted prior to the date hereof relating to the authorization, issuance, authentication and delivery of the Securities, such other corporate records of the Issuer, as applicable, and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3.       In his opinion, such examination is sufficient to enable him to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

4.       He is of the opinion that the covenants and conditions referred to above have been complied with.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name.

Dated: August 17, 2018

/s/ Marc Dunoyer
Name:	Marc Dunoyer
Title:	Chief Financial Officer

/s/ Adrian Kemp
Name:	Adrian Kemp
Title:	Company Secretary

[Signature Page to Officers’ Certificate Pursuant to the Indenture]

Exhibit A

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

3.500% Notes due 2023

No. 001	$500,000,000

CUSIP No. 046353AR9

ISIN No. US046353AR96

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on August 17, 2023 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 17 and August 17 in each year, commencing February 17, 2019 (each, an “Interest Payment Date”), at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature page to Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O’Brien

[Signature page to Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$850,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 15 nor more than 30 days’ notice, as follows: (i) prior to July 17, 2023 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)       the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)   the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)    the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)    the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)   the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

3.500% Notes due 2023

No. 002	$350,000,000

CUSIP No. 046353AR9

ISIN No. US046353AR96

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred And Fifty Million Dollars on August 17, 2023 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 17 and August 17 in each year, commencing February 17, 2019 (each, an “Interest Payment Date”), at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature page to Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O’Brien

[Signature page to Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$850,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 15 nor more than 30 days’ notice, as follows: (i) prior to July 17, 2023 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)  the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $350,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit B

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

Floating Rate Notes due 2023

No. 001	$400,000,000

CUSIP No. 046353AS7

ISIN No. US046353AS79

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million Dollars on August 17, 2023 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly in arrears on February 17, May 17, August 17 and November 17 in each year, commencing November 17, 2018 (each, an “Interest Payment Date”), at the rate per annum determined in accordance with the provisions set forth on the reverse side hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature page to Floating Rate Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O’Brien

[Signature page to Floating Rate Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$400,000,000.

Interest on the Securities is payable quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing November 17, 2018. However, if an Interest Payment Date would fall on a day that is not a Business Day, the Interest Payment Date will be postponed to the next succeeding day that is a Business Day, except that if the Business Day falls in the next succeeding calendar month, the applicable Interest Payment Date will be the immediately preceding Business Day. In each such case, except for the Interest Payment Date falling on the maturity date, the Interest Periods (as defined below) and the Interest Reset Dates will be adjusted accordingly to calculate the amount of interest payable on the Securities.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

A “London Business Day” means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

The interest rate for the Securities for the first Interest Period (as defined below) will be LIBOR (as defined below) as determined on August 15, 2018 plus the Spread. Thereafter, the interest rate for each Interest Period other than the first Interest Period will be LIBOR as determined on the applicable Interest Determination Date (as defined below) plus the Spread, in each case calculated on the basis of a 360-day year and the actual number of days elapsed. The Spread is 66.5 basis points.

The interest rate will be reset on February 17, May 17, August 17 and November 17 of each year, commencing November 17, 2018 (each, an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that if the Business Day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding Business Day.

The first interest period will be the period from and including the original issue date to but excluding the immediately succeeding Interest Reset Date. Thereafter, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date (together with the first interest period, each an “Interest Period”).

However, the final Interest Period will be the period from and including the Interest Reset Date immediately preceding the maturity date to the maturity date.

The Bank of New York Mellon, or its successor appointed by the Issuer, will act as calculation agent (the “Calculation Agent”). The Calculation Agent in respect of this Security, will determine LIBOR (as defined below) for each Interest Period on the second London Business Day prior to the first day of such Interest Period (an “Interest Determination Date”).

“LIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of U.S. dollars having a maturity of three months that appears on the Bloomberg Screen BBAL display page, or any successor page, on Bloomberg or any successor service (or any such other service(s) as may be nominated by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so) (the “Designated LIBOR Page”).

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in U.S. dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the Calculation Agent, after consultation with the Issuer, for a term of three months and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in such market at such time (a “Representative Amount”). The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the Calculation Agent, after consultation with the Issuer, for loans in U.S. dollars to leading European banks, for a term of three months and in a Representative Amount; provided, however, that if the banks so selected are not quoting as mentioned above, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date, or in the case of the initial Interest Determination Date, the first Interest Rate.

Notwithstanding the above, if the Issuer determines on or prior to the relevant Interest Determination Date, after consultation with an independent financial advisor selected by the Issuer in its sole discretion, that LIBOR has ceased to be calculated or administered or is no longer viewed as an acceptable benchmark rate in accordance with accepted market practice for debt obligations such as the Securities, then the Issuer will appoint in its sole discretion an independent financial advisor (the “IFA”) to determine whether there is a substitute or successor base rate to LIBOR that is consistent with accepted market practice for debt obligations such as the Securities (the “Alternative Rate”). If the IFA determines that there is an Alternative Rate, for each future Interest Determination Date, the Calculation Agent shall use such Alternative Rate as a substitute for LIBOR in calculating the interest rate on the Securities. As part of such substitution, the Calculation Agent will make such adjustments to the Alternative Rate or the Spread thereon, as well as the business day convention, Interest Determination Dates, Interest Reset Dates and related provisions and definitions (“Adjustments”), in each case that are consistent with accepted market practice for the use of such Alternative Rate, all as determined and directed by the IFA; provided, however, that the Calculation Agent shall not be required to implement any such Adjustments that affects its own rights, duties or immunities under the Indenture, the Calculation Agency Agreement or otherwise. If the IFA determines that there is no such Alternative Rate as provided above, LIBOR will be equal to the rate of interest in effect with respect to the immediately preceding Interest Determination Date or, in the case of the initial Interest Determination Date, the rate of interest will be equal to the first Interest Rate.

The interest rate on the Securities will in no event be higher than the maximum rate permitted by law.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

Subject to the immediately preceding paragraph, the Securities are not subject to redemption.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)  the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $400,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit C

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

4.000% Notes due 2029

No. 001	$500,000,000

CUSIP No. 046353AT5

ISIN No. US046353AT52

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on January 17, 2029 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on January 17 and July 17 in each year, commencing January 17, 2019 (each, an “Interest Payment Date”), at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature Page to Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O'Brien

[Signature Page to Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,000,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 15 nor more than 30 days’ notice, as follows: (i) prior to October 17, 2028 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)   the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)  the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

4.000% Notes due 2029

No. 002	$500,000,000

CUSIP No. 046353AT5

ISIN No. US046353AT52

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on January 17, 2029 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on January 17 and July 17 in each year, commencing January 17, 2019 (each, an “Interest Payment Date”), at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature Page to Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O'Brien

[Signature Page to Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,000,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 15 nor more than 30 days’ notice, as follows: (i) prior to October 17, 2028 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)   the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)  the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit D

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

4.375% Notes due 2048

No. 001	$500,000,000

CUSIP No. 046353AU2

ISIN No. US046353AU26

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars on August 17, 2048 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 17 and August 17 in each year, commencing February 17, 2019 (each, an “Interest Payment Date”), at the rate of 4.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature Page to Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O'Brien

[Signature Page to Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 750,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 15 nor more than 30 days’ notice, as follows: (i) prior to February 17, 2048 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)   the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)  the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

4.375% Notes due 2048

No. 002	$250,000,000

CUSIP No. 046353AU2

ISIN No. US046353AU26

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred And Fifty Million Dollars on August 17, 2048 and to pay interest thereon from August 17, 2018 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 17 and August 17 in each year, commencing February 17, 2019 (each, an “Interest Payment Date”), at the rate of 4.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: August 17, 2018

ASTRAZENECA PLC

By:	/s/ Marc Dunoyer
Name: Marc Dunoyer
Title: Chief Financial Officer

By:	/s/ Adrian Kemp
Name: Adrian Kemp
Title: Company Secretary

[Signature Page to Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 17, 2018

The Bank of New York MELLON As Trustee

By:	L. O'Brien

[Signature Page to Global Note]

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 1, 2004 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon (formerly known as The Bank of New York), as successor Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture) to JPMorgan Chase Bank, and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$ 750,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 15 nor more than 30 days’ notice, as follows: (i) prior to February 17, 2048 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to but excluding the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of various tax law changes and other limited circumstances that require the Issuer to pay Additional Amounts (as defined below), the Issuer may redeem the Securities of a series, in whole but not in part, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to but excluding the date of redemption, which provisions apply to this Security.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Any amounts to be paid by the Issuer under this Security of principal, premium and interest in respect of this Security will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which the Issuer is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, the Issuer will (subject to compliance by the Holder of this Security with any relevant administrative requirements) pay such additional amounts (“Additional Amounts”) as will result in the receipt of such amounts as would have been received by the Holder had no such withholding or deduction been required, provided that the Issuer will not have to pay Additional Amounts if:

(i)    the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the Holder’s (or certain related parties’) connection to the jurisdiction in which the Issuer is resident for tax purposes, other than by merely holding this Security or by receiving principal, premium, if any, or interest, if any, on this Security, or enforcing this Security. These connections include where the Holder or related party:

•	is or has been a domiciliary, national or resident of such jurisdiction;

•	is or has been engaged in a trade or business in such jurisdiction;

•	has or had a permanent establishment in such jurisdiction; or

•	is or has been physically present in such jurisdiction;

(ii)   the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of this Security for payment, if presentation is required, more than 30 days after this Security became due or payment was provided for;

(iii)  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of this Security;

(v)   the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the Holder or beneficial owner, upon a reasonable request, addressed to the Holder, to comply with any certification, identification or other reporting requirement concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which the Issuer is resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)  the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of Additional Amounts will be made with respect to any payment on this Security if the Holder of this Security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which the Issuer is resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the Additional Amounts had that beneficiary, settlor, partner or member owner been the Holder of this Security.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principle amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be $250,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee